UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: October 29, 2007

NASCENT WINE COMPANY, INC.

(Exact name of Registrant as specified in charter)

Nevada	333-120949	82-0576512
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2355-A Paseo de las Americas
San Diego, California	92154
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (619) 661-0458

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

                On October 29, 2007, Nascent Wine Company, Inc. (the “Registrant”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Comercial Targa, S.A. de C.V. (the “Company”), Julia Olavarri de Arana (“Olavarri de Arana”), Luis I. Arana Olavarri and Juan Carlos Arana Olavarri (collectively, the “Sellers”) to purchase all of the issued and outstanding capital stock of the Company (except one share which will be held by Rafael Morales Cuevas as a nominee shareholder in accordance with applicable Mexican law) (the “Acquisition”). The closing of the Acquisition was also completed on October 29, 2007 (the “Closing Date”).  As a result of the Acquisition, the Company is a wholly-owned subsidiary of the Registrant.

                The purchase price for the Acquisition was $400,000, payable as follows: (a) $150,000 in cash paid to the Sellers on the Closing Date; and (b) $250,000 in cash (the “Escrow Funds”) deposited with Corporate Stock Transfer, Inc. (the “Escrow Agent”) on the Closing Date to be held and disbursed pursuant to the terms of the Escrow Agreement dated as of October 29, 2007(the “Escrow Agreement”) by and among the Registrant, the Sellers and the Escrow Agent.  The Escrow Agreement provides that the Escrow Funds will be held for a period of six months following the Closing Date to satisfy any indemnification losses and claims of the Registrant under the Stock Purchase Agreement and the Trademark Assignment Agreement (as defined below).

                In connection with the Stock Purchase Agreement, the Registrant and Olavarri de Arana entered into an Trademark Rights Transmission Contract dated October 29, 2007 (the “Trademark Assignment Agreement”) pursuant to which Olavarri de Arana assigned to the Registrant all of Olavarri de Arana’s right, title and interest in and to the trademarks “Nery’s Choice”, “Puro Monterey”, “Nero’s Puro Monterey” and “Nery’s” (two versions) (collectively, the “Trademarks”) in exchange for the payment to Olavarri de Arana of $3,400,000 in cash.  The Trademarks are registered in Mexico.

                The foregoing descriptions of the Stock Purchase Agreement, the Escrow Agreement and the Trademark Assignment Agreement are qualified in their entirety by reference to the complete agreements, copies of which are filed as exhibits hereto and incorporated herein by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

                The disclosure set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Acquisition is incorporated herein by reference.

Item 7.01.   Regulation FD Disclosure.

                On October 29, 2007, the Registrant issued a press release entitled: “Nascent Completes Acquisition of Comercial Targa S.A de C.V, a Leading Imported Cheese Distributor in Baja California.” A copy of this press release is furnished as Exhibit 99.1.

                In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

                The financial statements required by this Item will be filed by amendment not later than 71 calendar days after the date that this initial Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

                The pro form financial information required by this Item will be filed by amendment not later than 71 calendar days after the date that this initial Report on Form 8-K must be filed.

(d)   Exhibit

Exhibit Number	Description of Exhibit

10.1	Stock Purchase Agreement, dated as of October 29, 2007, by and among Nascent Wine Company, Inc., the Persons set forth on Schedule A thereto, and Comercial Targa, S.A. de C.V.
10.2	Escrow Agreement, dated as of October 29, 2007, by and among Nascent Wine Company, Inc., Julia Olavarri de Arana, Luis I. Arana Olavarri, Juan Carlos Arana Olavarri and Corporate Stock Transfer, Inc.
10.3	Trademark Rights Transmission Contract dated October 29, 2007 by and between Nascent Wine Company, Inc. and Julia Olavarri Viuda de Arana
99.1	Press Release dated October 29, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nascent Wine Company, Inc.
(Registrant)

Date: November 2, 2007	By:	/s/ Sandro Piancone
		Name:	Sandro Piancone
		Its:	Chief Executive Officer